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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                              FORM 8-K

                             Current Report



               REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                   SECURITIES AND EXCHANGE ACT OF 1934



                                      July 9, 1998
                                             Date of Report
                                  (Date of earliest event reported)



                 WALL STREET FINANCIAL CORPORATION
        Exact name of Small Business Issuer as specified in its charter)



     Delaware                    0-17117                   99-0240826
     (State of                Commission File No.      (I.R.S. employer
     incorporation)                                   identification  No.)





     1088 Bishop Street, Suite 202, Honolulu, HI, USA        96813
     (Address of principal executive offices)              (Zip Code)


  Registrant's telephone number, including area code:  (808) 526-3999
____________________________________________________________________________

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Item 1.    Changes in Control of Registrant

     Not applicable


Item 2.    Acquisition or Disposition of Assets

     Not Applicable


Item 3.    Bankruptcy or Receivership

     Not Applicable


Item 4.    Changes in Registrant's Certifying Accountant

     Not Applicable


Item 5.    Other Events


1. The Company held a meeting of securities holders on July 9, 1998, in Honolulu, Hawaii at which time the following actions were approved:

     a. Election of six (6) directors to serve until the 1999 Annual Meeting of Stockholders or until their successors shall have been duly elected and qualified.

     b. To increase the authorized capital stock of the Company from 25,000,000 (twenty-five million) to 100,000,000 (one hundred million) common shares.

     c. To change the name of the Company to "WSF Corporation". To further retain the name "Wall Street Financial Corporation" as an assumed business name ("dba") of the renamed WSF Corporation.

     d. To ratify the selection of Mark C. Hulse, Chartered Accountant, member firm of Summit International Associates (New York), as the Company's independent auditor for the fiscal year ending December 31, 1998.


2.   The current officers and directors of the Company are as follows:

  BOARD OF DIRECTORS

     Gerhart W. Walch                   Director, Chairman of the Board, Member
                                        Executive Committee

     Roy S. Adaniya, M.D.               Director, Chairman of the Compensation
                                        Committee, Member Executive Committee

     Antoine Y. Gedeon                  Director, Subsidiary President


     Gordon E. Rapozo                   Director, Chairman of the Audit
                                        Committee, Member Executive Committee

     Nigel Miguel                       Director

     Michael Singh                      Director




  OFFICERS

     Gerhart W. Walch                   President and Chief Executive Officer

     Antoine Y. Gedeon                  Subsidiary President

     Janice Milliken                    Subsidiary Vice-President

     Gail Kitaji, Ph.D.                 Treasurer

     Richard G. MacMillan, Esq.         Corp. Secretary

     Robertha Magnus-Usher              Corp. Secretary of Belize based
                                        Operations


3. Compradore, an affiliate of WSF Corporation, filed a law suit in July 1997 in Hawaii State Court against Raymond Ho, etal. for breach of contract and other causes of action related to the assets of a former Hong Kong Company which Ho and the others had sold.



Item 6.    Resignations of Registrant's Directors

     None

Item 7.    Financial Statements and Exhibits

     None




                           SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WSF Corporation



                                    By /s/ Gerhart W. Walch
                                    Gerhart W. Walch
                                    Chairman of the Board